UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 21, 2004

RF Micro Devices, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road

Greensboro, North Carolina 27409-9421

(Address of Principal Executive Offices)

(Zip Code)

(336) 664-1233

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 is the transcript of the conference call which was held on September 21, 2004.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Transcript of conference call held on September 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc. (Registrant)

By:	/s/ William A. Priddy, Jr.
William A. Priddy, Jr. Vice President, Finance and Administration and Chief Financial Officer

Date: September 21, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Transcript of conference call held on September 21, 2004